SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: April 13, 2004

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                       0-26321                   98-0204105
 (State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


    14 Inverness Drive East, Building H, Suite 236, Englewood, Colorado 80112

               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 483-0044















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    Item 7.       Financial Statements and Exhibits

         (a) None

         (b) None

         (c) Exhibits:

                  Regulation
                  S-K Number                    Document

                    99.1             Press release dated April 13, 2004

    Item 9.       Regulation FD Disclosure

          Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the document filed as Exhibit
          99.1 to this Form 8-K.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GASCO ENERGY, INC.


April 13, 2004                              By:   /s/ W. King Grant
                                                 ---------------------------
                                                 W. King Grant
                                                 Chief Financial Officer

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